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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)    September 24, 1996
                                                    ------------------------

                        American Homestar Corporation
        -------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



             Texas                       0-24210                76-0070846
        --------------                ------------           ------------------
 (State or other jurisdiction          (Commission              (IRS Employer
      of incorporation                File Number)           Identification No.)


     2450 South Shore Boulevard, Suite 3000, League City, Texas    77573
   -----------------------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)


    Registrant's telephone number, including area code    (713) 334-9700
                                                        ------------------
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to the Option Agreement, dated January 10, 1996, among American Homestar Corporation (the "Corporation"), Guerdon Homes, Inc., Guerdon Holdings, Inc. (collectively "Guerdon") and certain security holders (the "Securityholders") of Guerdon (the "Option Agreement"), the Company obtained a 9-month option to acquire Guerdon (the "Option"). Upon acquiring the Option, the Company loaned $3,000,000 to Guerdon evidenced by an 8.5% Promissory Note and pledged $1,000,000 of assets as collateral under Guerdon's bank credit facility. The proceeds of the loan to Guerdon were used by Guerdon to fund its working capital needs. On September 24, 1996 the Corporation, Guerdon and the Securityholders entered into an Exercise and Settlement Agreement whereby, among other things, the Corporation exercised the Option and agreed to pay an aggregate of $14,754,073 (the "Consideration") to the Securityholders. The Consideration was paid on September 24, 1996. The Consideration was determined based on arms-length negotiations among the parties.

         The assets acquired by the Corporation include Guerdon's leasehold interests in four operating manufacturing facilities located in Stayton, Oregon; Boise, Idaho; Gering, Nebraska and Vicksburg, Mississippi, which facilities produce manufactured homes (although the Gering facility also produces modular homes), and the equipment, inventory and other assets associated with such facilities. The assets acquired also include a new manufacturing facility owned by Guerdon and located in Pendleton, Oregon (which facility is not operating), and a leasehold interest in a closed manufacturing facility in Alexander City, Alabama. The Corporation intends to continue such use of those assets.

         Bank One Texas National Association provided $11,677,678 of the financing to fund the cash portion of the acquisition price of Guerdon, with the remainder coming from working capital of the Corporation.

         To the best knowledge of the Corporation, there is no material relationship between Guerdon and the Corporation, or any of its affiliates, any director or officer of the Corporation, or any associate of such director or officer.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)(1)                           Financial Statements of business
                                 acquired in the Transaction.(1)

                 (i)             Consolidated Balance Sheet.

                 (ii)            Interim Consolidated Balance Sheet.

                 (iii)           Consolidated Statement of Income.

                 (iv)            Interim Consolidated Statement of Income.

                 (v)             Consolidated Statement of Cash Flows.

                 (vi)            Interim Consolidated Statement of Cash Flows.

(b)(1)                           Pro forma Financial Information for
                                 the Transaction.(1)

                 (i)             Pro forma Condensed Balance Sheet.

                 (ii)            Pro forma Condensed Consolidated Statement of
                                 Income.

(c)              Exhibits.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.                                        Description
-----------                                        -----------
         2.1              Securities Purchase Agreement, dated January 10, 1996, among American Homestar Corporation,
                          Guerdon Homes, Inc. and Guerdon Holdings, Inc.(2)

         2.2              Option Agreement, dated January 10, 1996, among American Homestar Corporation, Guerdon Homes,
                          Inc., Guerdon Holdings, Inc. and certain security holders of Guerdon Homes, Inc. and Guerdon
                          Holdings, Inc.(2)

         2.3              Exercise and Settlement Agreement, dated September 24, 1996, by and among American Homestar
                          Corporation, Guerdon Homes, Inc., Guerdon Holdings, Inc. and certain security holders of
                          Guerdon Homes, Inc. and Guerdon Holdings, Inc.(4)

         23.1             Consent of Deloitte & Touche LLP.(3)





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

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         (1)     It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

         (2) Previously filed as an exhibit to the Company's Registration Statement No. 333-1818 on Form S-1 and incorporated herein by reference.

         (3)     To be filed by amendment.

         (4)     Filed herewith.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICAN HOMESTAR CORPORATION



Date:  October 8, 1996                   By: /s/ Craig A. Reynolds
                                            ----------------------------------
                                                Craig A. Reynolds
                                                Executive Vice President, Chief
                                                Financial Officer and Secretary





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
                               INDEX TO EXHIBITS

         Exhibit
          Number                                Description of Exhibit
          ------                                ----------------------
         2.1              Securities Purchase Agreement, dated January 10, 1996, among American Homestar Corporation,
                          Guerdon Homes, Inc. and Guerdon Holdings, Inc.(2)

         2.2              Option Agreement, dated January 10, 1996, among American Homestar Corporation, Guerdon Homes,
                          Inc., Guerdon Holdings, Inc. and certain security holders of Guerdon Homes, Inc. and Guerdon
                          Holdings, Inc.(2)

         2.3              Exercise and Settlement Agreement, dated September 24, 1996, by and among American Homestar
                          Corporation, Guerdon Homes, Inc., Guerdon Holdings, Inc. and certain security holders of
                          Guerdon Homes, Inc. and Guerdon Holdings, Inc.(4)

         23.1             Consent of Deloitte & Touche LLP.(3)


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         (1)     It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

         (2) Previously filed as an exhibit to the Company's Registration Statement No. 333-1818 on Form S-1 and incorporated herein by reference.

         (3)     To be filed by amendment.

         (4)     Filed herewith.





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